SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 29, 1999


                           Darling International Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                         0-24620                     36-2495346
---------------                  ---------------             ------------------
(State or Other                 (Commission File               (IRS Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)


251 O'Connor Ridge Blvd., Suite 300 Irving, Texas                      75038
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     (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (972) 717-0300

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

     Darling International Inc. (the "Company") and its bank lending group have executed an Amended and Restated Credit Agreement dated as of January 22, 1999 ("Amended and Restated Credit Agreement").

     A copy of the Amended and Restated Credit Agreement has been filed with this report as Exhibit 99.2 and is incorporated herein by reference.


Item 7.  Exhibits
         --------

99.2 Amended and Restated Credit Agreement, dated January 22, 1999, to the Credit Agreement dated as of June 5, 1997 among Darling International Inc. as Borrower, Comercia Bank Credit Lyonnais, New York Branch and Wells Fargo Bank (Texas), National Association each individually as a Bank and as a co-agent, Bank Boston as a Bank and as agent for itself and the other banks and the other Secured Parties

99.3 Press Release dated January 29, 1999

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DARLING INTERNATIONAL INC.


Date:  February 2, 1999                     By: /s/Dennis B. Longmire
                                                --------------------------------
                                                Name:   Dennis B. Longmire
                                                Title:  Chief Executive Officer


                                            By: /s/John O. Muse
                                                --------------------------------
                                                Name:   John O. Muse
                                                Title:  Chief Financial Officer

                                 EXHIBITS INDEX


Exhibit
Number                             Description
-------                            -----------

99.2 Amended and Restated Credit Agreement, dated January 22, 1999, to the Credit Agreement dated as of June 5, 1997, among Darling International Inc. as Borrower, Comercia Bank Credit Lyonnais, New York Branch and Wells Fargo Bank (Texas), National Association each individually as a Bank and as a co-agent, Bank Boston as a Bank and as agent for itself and the other banks and the other Secured Parties.

99.3 Press Release dated January 29, 1999